Basis of presentation and summary of significant accounting policies - Summary of Customer Contracts Acquired in Connection with Business Combinations (Details) - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Accounting Policies [Abstract]
Opening balance, net	$ 4,776
Acquired through business combinations		$ 4,792
Additions during the year	629	168
Amortization during the year	(732)	(184)
Closing balance, net	$ 4,673	$ 4,776